Exhibit 99.1

3 FORWARD - LOOKING STATEMENTS Special Note Concerning Forward - Looking Statements . This document contains, and future oral and written statements of the Company and its management may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company . Forward - looking statements, which may be based upon beliefs, expectations and assumptions of the Company's management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “bode”, “predict,” “suggest,” “project”, “appear,” “plan,” “intend,” “estimate,” ”annualize,” “may,” “will,” “would,” “could,” “should,” “likely,” “might,” “potential,” “continue,” “annualized,” “target,” “outlook,” as well as the negative forms of those words, or other similar expressions . Additionally, all statements in this document, including forward - looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events . A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward - looking statements . These factors include, among others, the following : (i) the strength of the local, state, national and international economies(including effects of inflationary pressures and supply chain constraints) ; (ii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics (including the COVID - 19 pandemic in the United States), acts of war or other threats thereof (including the Israeli - Palestinian conflict and the Russian invasion of Ukraine), or other adverse external events that could cause economic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events ; (iii) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies, the FASB or the PCAOB ; (iv) changes in local, state and federal laws, regulations and governmental policies concerning the Company's general business and any changes in response to the recent failures of other banks ; (v) changes in interest rates and prepayment rates of the Company's assets (including the impact of LIBOR phase - out and the recent potential additional rate increases by the Federal Reserve) ; (vi) increased competition in the financial services sector, including from non - bank competitors such as credit unions and “fintech” companies, and the inability to attract new customers ; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems ; (viii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated ; (ix) the loss of key executives or employees ; (x) changes in consumer spending ; (xi) unexpected outcomes of existing or new litigation involving the Company ; (xii) the economic impact of exceptional weather occurrences such as tornadoes, floods and blizzards ; (xiii) fluctuations in the value of securities held in our securities portfolio ; (xiv) concentrations within our loan portfolio, large loans to certain borrowers, and large deposits from certain clients ; (xv) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and may withdraw deposits to diversity their exposure ; (xvi) the level of non - performing assets on our balance sheets ; (xvii) interruptions involving our information technology and communications systems or third - party servicers ; (xviii) breaches or failures of our information security controls or cybersecurity - related incidents, and (xixi) the ability of the Company to manage the risks associated with the foregoing as well as anticipated . These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance should not be placed on such statements . Additional information concerning the Company and its business, including additional factors that could materially affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission . NON - GAAP FINANCIAL MEASURES These slides contain non - GAAP financial measures . For purposes of Regulation G, a non - GAAP financial measure is a numerical measure of the registrant ’ s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer ; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented . In this regard, GAAP refers to generally accepted accounting principles in the United States . Pursuant to the requirement of Regulation G, the Company has provided reconciliations within the slides, as necessary, of the non - GAAP financial measure to the most directly comparable GAAP financial measure . For more details on the Company’s non - GAAP measures, refer to the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2022 .

Consistent Top Tier Financial Performance • Upper quartile returns compared to proxy peers • EPS CAGR of 17.2% in last five years and positioned for sustained growth • High profitability and low dividend payout ratio quickly builds core equity capital Diversified Sources of Revenue • Diverse and growing fee revenue streams with Wealth Management, Correspondent Banking, and Capital Markets business lines Track Record of Successfully Integrating Acquisitions • Capacity for future M&A and considered acquirer of choice Prudent Risk Management • Strong and proven credit culture • Right people, infrastructure and balance sheet to sustain performance 4 QCR Holdings, Inc. (NASDAQ: QCRH)

5 Exceptional Growth in Key Financial Metrics Since the end of 2018, our company has grown total consolidated assets at a 14.0%* compounded annual growth rate and delivered consistent, steady growth - outperforming many of our peers. CAGR = Compound Annualized Growth Rate. * Data excluding Rockford Bank & Trust CAGR 12/31/2023 12/31/2018 Financial Metric 17.2% $6.82 $3.08 Adjusted Earnings Per Share 12.8% $43.81 $24.04 Tangible Book Value Per Share 14.5% $6.5B $3.3B Loans * 13.8% $6.2B $3.3B Core Deposits * 9.1% $5.3B $3.4B Assets Under Management *

6 How is QCRH Unique? Diversified Business Lines Drive Outstanding Results Traditional Banking Our Complementary High - Performing Business Lines Correspondent Banking Wealth Management Specialty Finance Group • Consumer & retail banking • Complex commercial lending • Sophisticated treasury management solutions • Customized private banking services • Small ticket loan & lease financing (m2 Equipment Finance) • Competitive deposit products with approximately $751MM in total liquidity • Safekeeping and cash management services • 182 correspondent banking relationships • Bank stock loans • Fiduciary services • Investment management services • Financial planning • Brokerage services • 12/31/23 AUM: $5.3B • Municipal and tax credit lending • Significant floating to fixed rate swap revenue in tax credit lending • Capital markets revenue averaging $17MM per quarter for the last two years Built on top of our traditional banking business, we have three complementary business lines that diversify our earnings power with exceptional results.

7 $28.3 $74.8 $61.0 $41.3 $20 $10.8 $0 $40 $60 $80 $100 2018 2019 2020 2021 2022 2023 Fee Income Growth ($MM) Our SFG business is unique and offers: • Strong pipelines built on relationships • Complexity which creates significant barriers to entry by competitors • Consistent source of revenue in all economic cycles • Strategic use of securitization for long - term sustainability and growth $0 $2,000 $3,000 $4,000 2018 2019 2020 Low Income Housing Tax Credit Loans Municipal Bonds and Loans 2021 2022 2023 Historic Tax Credit Loans Other $1.2 $1,000 $0.9 $1.6 $2.2 $2.9 Loan and Bond Growth Breakdown ($B) $2.6 Specialty Finance Group (SFG) Providing Municipal and Tax Credit Financing Solutions $91.4

QCRH (LENDER) BORROWER / LOW INCOME HOUSING PROJECT TAX CREDIT EQUITY INVESTORS Loan Payments Tax Credits Equity Investment Loa n Rent STRONG BORROWERS • Experienced low - income housing developers • Tax credit investors are primarily other banks and corporate investors HIGH - QUALITY LOANS • Very strong Loan - To - Values • Very low historical industrywide defaults • 15 - year loans, utilizing back - to - back interest rate swaps OVERALL POSITIVE IMPACT • Helps QCRH manage interest rate risk • QCRH recognizes capital markets revenue • Increases the availability of much needed affordable housing • Significant contributor to CRA efforts Low Income Housing Tax Credit Loans 8

Successful closing of first two securitizations selling $265MM of LIHTC Loans via Freddie Mac Programs • Strengthened capital - improved TCE/TA approximately 27 bps • Increased liquidity • Improved NIM approximately 2 - 3 bps • Net gain upon sale of $664 thousand Securitization will allow us to… • Provide capacity to sustain future LIHTC asset and capital markets revenue generation. • Enhance liquidity and reduce funding costs. • Maintain the LIHTC portfolio within our established concentration levels. LIHTC Securitization Highlights 9 0.1 0.2 0.6 1.1 1.6 1.7 0.3 0.0 0.4 0.8 1.2 1.6 2.0 2018 2019 2020 2021 2022 2023 LIHTC Sold Total LIHTC Loans ($B)

10 A Broad Scope of Wealth Management Services $11.4 $12.0 $12.6 $15.3 $14.5 $15.6 $0 $6 $12 $18 2018 2019 2020 2021 2022 2023 (1) All data excludes Bates and RB&T. Revenue ($M) (1) $2.5 $3.1 $3.4 $4.2 $3.6 $4.1 $0.9 $1.0 $1.0 $1.2 $1.0 $1.2 $0 $2 $4 $6 2018 2023 $4.1 $5.4 $4.6 Assets Under Management ($B) (1) Our wealth management structure and extensive scope of services cater to our client needs. • Diverse wealth management solutions serving a wide range of clients • Over 1,900 new relationships added over the last five years • Expanded Wealth Management business to Guaranty Bank charter in Q2 2023 $3.4 $4.4 $5.3 502 273 206 321 340 Tr ust/Inv Mgmt Brokerage/RIA 340 2019 2020 2021 2022 Number of New Client Relationships Added

11 We Do Business in Vibrant Markets • Relationships matter and differentiate us from big banks • Robust commercial, industrial, and technology activity • Ability to gain prominent market share • Mid - sized metros 200K - 500K population MSAs • Strong demographics & highly educated workforce drive steady growth Market Share Deposits # Locations States/Region Entity #1 $2.2B 5 Iowa/Illinois - Quad Cities Quad City Bank & Trust #1 $1.8B 9 Iowa - Cedar Rapids/Cedar Valley Cedar Rapids Bank & Trust * #3 $1.7B 14 Missouri - Southwest Region Guaranty Bank #7 $1.1B 9 Iowa - Des Moines/ Ankeny Community State Bank Location and deposit data as of 6/30/23. Market share as of 6/30/23. * Cedar Rapids Bank & Trust includes Community Bank & Trust in the Cedar Valley.

12 $2.9 $4.4 $6.1 $5.7 $4.9 $0.6 $0.3 $0.6 $3.5 $8.5 $7.9 $1.2 2016 2017 2018 2019 2020 2021 2022 2023 Total Asset s Acquired Assets (1) Rockford Bank & Trust assets were removed from this data. (2) Includes $345.7 million of the assets of m2 Equipment Finance, as this entity is wholly - owned by and consolidated with Quad City Bank and Trust. $2.4 / 28% $2.4 / 28% $1.4 / 17% $2.3 / 27% Asset Distribution by Charter as of 12/31/23 ($B) Total Consolidated Assets ($B) (1) A Consistent Track Record of Asset Growth Asset growth has been driven by a combination of organic growth and strategic acquisitions. (2)

13 $1.3 $1.5 $1.7 $1.6 $1.7 $1.8 $1.6 (LIHTC $0.1) $1.8 (LIHTC $0.2) $2.1 (LIHTC $0.6) $2.6 (LIHTC $1.1) $3.7 (LIHTC $1.6) $4.0 (LIHTC $1.7) $0.2 $0.1 $0.2 $0.1 $0.2 $0.1 $0.3 $0.1 $0.5 $0.1 $0.5 $0.1 $0.1 $0.1 $0.1 $0.1 $0.1 $0.1 $3.3 $4.3 $4.7 $6.1 $6.5 $4.0 $3.7 $0.0 2018 2019 2020 2021 2022 2023 $1.0 $2.0 $3.0 $5.0 $6.0 $7.0 Comme rcial & Industrial Comme rcial RE Dire ct Fin. Leases Residential RE Consumer & Other Loan Growth Driven by Commercial Lending Commercial Loans* Represent 90% of the Loan Portfolio ($B) as of 12/31/23 * Includes Commercial & Industrial, Commercial RE and Direct Financing Lease. Loan composition excludes deferred loan/lease origination costs, net of fees. Rockford Bank & Trust is excluded from this data. Totals may not add up due to rounding.

14 Our High - Performing CRE Portfolio TOTAL CRE PORTFOLIO: $4.2 Billion as of 12/31/23 • CRE IS 65% of total loans • CRE - Office represents only 3% of Total Loans • 14 loans > $3 million (total of $69 million) • Primarily smaller facilities (three stories or less) and located within the QCRH footprint • 99% of all CRE - Office is performing (1% or $268k NPA's) CRE - Office Key Takeaways: CRE - Office, 3% CRE - Non - office, 25% Construction & Land Dev, 7% Multi - Family, 4% LIHTC, 11% LIHTC Construction, 15%

15 Deposit Growth Driven by Core Deposits Core Deposits* Represent 96% of Total Deposits ($B) as of 12/31/23 * Core deposits are defined as total deposits less brokered deposits. Rockford Bank & Trust deposits excluded from this data. 34% 31% 25% 20% 21% 16% 48% 52% 60% 57% 65% 67% 15% 15% 13% 16% 12% 13% 3% 4% $3.5 $4.6 $4.9 $6.0 2% $6.5 $3.9 2% 2018 2019 2020 2021 2022 2023 Noninterest - bearing Deposits Interest - bearing Deposits Time Deposits Brokered Deposits

16 Diversified and Granular Deposit Base Average Account Balance: $18,000 Portfolio Percentage: 28% Average Account Balance: $130,000 Portfolio Percentage: 64% Average Account Balance: $957,000 Portfolio Percentage: 8% All amounts as of 12/31/23. *Insured deposits represent FDIC insured, State insured, collateralized, or insured through the ICS/CDARS program deposits. CONSUMER DEPOSITS $1.9 Billion COMMERCIAL DEPOSITS $4.1 Billion CORRESPONDENT DEPOSITS $0.5 Billion Uninsured 15% Insured 85% Uninsured 19% Insured 81% Uninsured 35% Insured 65% QCRH TOTAL DEPOSITS: $6.5 Billion 82% of Total Deposits are Insured or Collateralized*

$0.1 $1.2 $0.3 $0.7 $0.1 $0.5 $1.4 Total Liquidity Sources (Ex. AFS and HTM Bonds) Total Uninsured Deposits * 17 Robust and Diverse Liquidity $3.1B $1.2B Dollars In billions. As of 12/31/23. *Uninsured deposits exclude deposits that are FDIC insured, State insured, collateralized, or insured through the ICS/CDARS program. Brokered Availability Based on Company Policy Fed Fund Lines Availability QCRH Line of Credit Availability Federal Reserve Availability FHLB Availability $1.2B Immediate Availability • Including unpledged AFS and HTM Bonds of approximately $865MM, our Total Liquidity is strong at nearly 47% of our Total Assets • Total available liquidity sources more than cover uninsured and uncollateralized deposits* • Active participant in ICS/CDARS deposit program for many years Key Takeaways: Excess Cash

18 Our Strong Capital Position QCRH is well - positioned for long - term success: • Successful subordinated debt raises in 2019, 2020 and 2022 bolstered total risk - based capital • Lowest dividend payout ratio in peer group retains capital for strong organic and M&A growth • Acquisition of Guaranty Bank in 2022 initially impacted capital ratios 7.78% 9.25% 9.08% 9.87% 7.93% 8.75% 10.69% 13.33% 14.95% 14.77% 14.28% 14.15% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2018 2019 2020 2021 2022 * 2023 ** TCE Ratio TRBC Ratio Tangible Common Equity & TRBC Ratios * Capital ratios impacted in Q2 of 2022 due to Guaranty Bank acquisition ** TRBC ratio at 12/31/23 is estimated. Adjusting our TCE ratio for net unrealized losses after tax on our HTM bond portfolio would equal 8.40%. Adjusting our TRBC ratio for AOCI and net unrealized losses after tax on our HTM bond portfolio would equal 13.12%.

19 Top Tier TBVPS Growth * TBVPS of $40.68 and $47.15 for 2022 and 12/31/23 excludes the impact of AOCI. ** KRX calculated as the median of the current 50 KRX constituents excluding PACW as of September 30, 2023. QCRH TBVPS ($) TBVPS (%) $14.70 $15.92 $17.08 $14.29 $17.50 $38.02 $43.81 $40.68 $36.82 $32.16 $28.15 $25 $24.04 $22.70 $20.11 $18.81 $47.15 $0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022* 2023* $50 KRX** 3.4% 12.8% 5 - year 4.6% 11.9% 10 - year 4.3% 7.7% 20 - year

20 NPAs / Assets Focused on maintaining excellent asset quality and resolving problem assets, resulting in: • Better than peer historical loss rates • Conservative reserve for credit losses • Strategy to aggressively manage problem credits • Average NPAs of 0.92% over the past 20 years 0.81% 0.56% 0.27% 0.25% 0.11% 0.05% 0.40% 0.00% 0.30% 0.60% 0.90% 2017 2018 2019 2020 2021 2022 2023 1.98% 1.68% 1.43% 1.33% 1.46% 1.43% 1.24% 2020 2021 2022 2023 QCRH Proxy Peers ACL – Loans HFI/Total Loans (%) Strong Credit Culture Supported by High Levels of Reserves

21 Consistent Improvement in Shareholder Returns $46 $59 $63 $100 $115 $115 $3.08 $3.66 $3.96 $6.27 $6.80 $6.82 2018 2019 2020 2021 2022 2023 Adjusted Net Income Adjusted EPS Note: All data excludes Rockford Bank & Trust and 2019 excludes $12.3 million gain on sale from the RB&T transaction. • Top quartile ROAA and ROAE performance • Adjusted ROAA grew from 1.06% in 2018 to 1.41% in 2023 • Adjusted ROAE grew from 11.43% in 2018 to 13.94% in 2023 • Efficiency ratio improved from 64.77% in 2018 to 59.52% in 2023 Adjusted Net Income/Earnings Per Share

22 QCRH Is Building a Long - Term EPS Track Record QCRH Core EPS ($) Core EPS CAGR (%) KRX* 3.4% 17.2% 5 - year 7.4% 14.3% 10 - year 5.3% 8.7% 20 - year $0.92 $0.53 $1.84 $1.79 $1.72 $1.99 $3.96 $3.66 $3.08 $2.66 $2.31 $6.80 $6.82 $6.27 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 * KRX calculated as the median of the current 50 KRX constituents excluding PACW as of September 30, 2023.

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